*****************************************************************
***************************
Household Finance Corporation
HRSI Funding, Inc.
                                                Feb-98
Household Private Label Credit Card Master Trust II, Series
1994-2                                   20-Mar-98
*****************************************************************
***************************
*** Trust Portfolio Activity Summary ***
Performance Ratios (expressed as a percentage of Principal
Receivables)
   Payment Rate
                                                9.991%
   Annualized Gross Cash Yield
                                                23.559%
   Annualized Default Rate
                                                6.777%
   Annualized Portfolio Yield
                                                16.782%
Delinquency status of accounts:          (Gross/Gross)
   30 - 59 days (Del Stat 1) ($)
                                                56,662,427.50
   30 - 59 days (Del Stat 1) (%)
                                                4.14%
   60 - 89 days (Del Stat 2) ($)
                                                28,065,697.82
   60 - 89 days (Del Stat 2) (%)
                                                2.05%
   90+ days (Del Stat 3+)($)
                                                97,072,040.40
   90+ days (Del Stat 3+)(%)
                                                7.10%
        Total ($)
                                          181,800,165.72
        Total (%)
                                                13.29%
Collections
   Principal (discount applied)
                                          107,735,778.97
   Finance Charge (discount applied)
                                                25,538,131.61
   Other
                                                0.00
   Allocated Recoveries
                                                649,803.40
   Total
                                          133,923,713.98
Aggregate Principal Shortfalls for Group 1
                                                0.00
Adjustment Payments
                                                0.00
Transfer Deposit Amount
                                                0.00
Charge-Off Activity
   Defaulted Receivables
                                                7,533,159.44
   Defaulted Receivables Repurchased Pursuant to Article 2.07
                                              0.00
   Defaulted Receivables Repurchased Pursuant to Article 3.03
                                              0.00
   Defaulted Amount
                                                7,533,159.44
*** Reallocated Investor Finance Charge and Administrative
Collections ***
Reallocated Investor Finance Charge and Administrative
Collections                                           7,362,267.10
Investor Defaulted Amount
                                          2,117,812.34
Series Adjusted Portfolio Yield
                                                16.782%
*** Class A Invested Percentage Allocations ***
Class A Invested Percentage
                                          82.0000000%
Fixed Class A Invested Percentage
                                          82.0000000%
Class A Monthly Interest (Due) [Section 4.08(a)]
                                          1,887,708.33
Overdue Class A Monthly Interest (Due) [Section 4.08(a)]
                                              0.00
Class A Additional Interest (Due) [Section 4.08(a)]
                                                    0.00
Overdue Class A Additional Interest (Due) [Section 4.08(a)]
                                              0.00
Class A Investor Default Amount
                                          1,736,606.12
Allocable Servicing Fee (Due) [Section 3]
                                          625,000.00
Previously unpaid Allocable Servicing Fee
                                                       0.00
Class A Required Amount [Section 4.10 (a)]
                                                     0.00
Funding of Class A Required Amount:
     From Excess Reallocated FC&A to Pay Req. Amount [Section
4.13(a)]                               0.00
     From Cash Collateral Account Withdrawls [Section 4.14(b)]
                                           0.00
     From Subordinated Principal Collections [Section 4.15(a)]
                                              0.00
     Total ("Funded Class A Required Amount")
                                                    0.00

Class A Invested Percentage of Reallocated FC&A [Section 4.11(a)]
                  6,037,059.02
Amount that constitutes Excess FC&A [Section 4.11(a)(iv)]
                              1,787,744.57
Funded Class A Required Amount
                                    0.00
Excess Reallocated FC&A to cover previously unpaid Allocated
Servicing Fee [Section 4.13(        0.00
Total Available for Class A Invested Percentage Allocations
                        4,249,314.45
Class A Monthly Interest (Paid)
                                    1,887,708.33
Overdue Class A Monthly Interest (Paid)
                                    0.00
Class A Additional Interest (Paid)
                                                0.00
Overdue Class A Additional Interest (Paid)
                                    0.00
Reimb. of Class A Investor Default Amount (Paid)
                        1,736,606.12
Allocable Servicing Fee (Paid)
                                                625,000.00
Previously unpaid Allocable Servicing Fee (Paid)
                                    0.00
Class A Interest Shortfall
                                                0.00
Class A Additional Interest Shortfall
                                                0.00
*** Class B Invested Percentage Allocations ***
Class B Invested Percentage
                                          6.0000000%
Fixed Class B Invested Percentage
                                          6.0000000%
Class B Monthly Interest (Due) [Section 4.08(b)]
                                          150,000.00
Overdue Class B Monthly Interest (Due) [Section 4.08(b)]
                                    0.00
Class B Additional Interest (Due) [Section 4.08(b)]
                                          0.00
Overdue Class B Additional Interest (Due) [Section 4.08(b)]
                                    0.00
Class B Investor Default Amount
                                          127,068.74
Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative Excess Interest
                                    0.00
Funding of Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative Excess Interest:
     From Excess Reallocated FC&A [Section 4.13(c)]
                              0.00
     From Cash Collateral Account Withdrawl [Section 4.14(b)]
                        0.00
     From Subordinated Principal Collections allocable to the
Collateral Invested Amount           0.00
     Total Funded
                                                0.00
Funding of Class B Investor Default Amount
     From Excess Reallocated FC&A [Section 4.13(d)]
                                          127,068.74
     From Cash Collateral Account Withdrawl [Section 4.14(b)]
                                    0.00
     From Subordinated Principal Collections allocable to the
Collateral Invested Amount                0.00
     Total Funded
                                                127,068.74
Class B Invested Percentage of Reallocated FC&A [Section 4.11(b)]
                        441,736.03
Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]
                        291,736.03
Funded Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative Excess Interest:
                              0.00
Funded Class B Default Amount
                                          127,068.74
Total Available for Class B Floating Allocations
                                          277,068.74
Class B Monthly Interest (Paid)
                                          150,000.00
Overdue Class B Monthly Interest (Paid)
                                    0.00
Class B Additional Interest (Paid)
                                          0.00
Overdue Class B Additional Interest (Paid)
                                    0.00
Reimbursement Class B Investor Default Amount (Paid)
                        127,068.74
Class B Interest Shortfall
                                                0.00
Class B Addtional Interest Shortfall
                                                0.00
*** Collateral Invested Percentage Allocations ***
Collateral Invested Percentage
                                          12.0000000%
Fixed Collateral Invested Percentage
                                          12.0000000%
Collateral Monthly Interest (Due) [Section 4.08(c)]
                                          219,871.37
Overdue Collateral Monthly Interest (Due) [Section 4.08(c)]
                                    0.00
Collateral Additional Interest (Due) [Section 4.08(c)]
                                    0.00
Overdue Collateral Additional Interest (Due) [Section 4.08(c)]
                                    0.00
Collateral Investor Default Amount
                                          254,137.48
Collateral Invested Percentage of Reallocated FC&A [Section
4.11(b-1)]                    883,472.05
Amount that constitutes Excess FC&A [Section 4.11(b-1)]
                        883,472.05
From Excess Reallocated FC&A to Fund Collateral Investor Default Amount [Section 4.13(h)] 474,008.85
Total Available for Collateral Invested Percentage Allocations
                                          474,008.85
Collateral Monthly Interest (Paid)
                                          219,871.37
Overdue Collateral Monthly Interest (Paid)
                                                0.00
Collateral Additional Interest (Paid)
                                                0.00
Overdue Collateral Additional Interest (Paid)
                                                0.00
Reimbursement of Collateral Default Amount (Paid)
                                          254,137.48
Collateral Interest Shortfall
                                                0.00
Collateral Additional Interest Shortfall
                                                0.00
Series 1994-2 Monthly Interest
    Collateral Rate Cap
                                                9.3612073%
    Collateral Monthly Interest (Subject to Collat. Rate Cap)
                              219,871.37
    Series 1994-2 Monthly Interest
                                    2,257,579.70
*** Reimbursement of Shortfalls ***
Excess Reallocated FC&A Collections
  Sources of Excess Reallocated FC&A Collections
      Excess Class A Reallocated FC&A [Section 4.11(a)(iv)]
                                          1,787,744.57
      Excess Class B Reallocated FC&A [Section 4.11(b)(ii)]
                                          291,736.03
      Excess Collateral Interest Reallocated FC&A [Section
4.11(b-1)]                                            883,472.05
         Total
                                                2,962,952.65
  Uses of Excess Reallocated FC&A Collections [Section 4.13]
    Allocated to Class A Required Amount [Section 4.13(a)]
                                    0.00
    Allocated to reimburse Class A Investor Charge-Offs [Section
4.13(b)]                      0.00
    Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative Excess Interest Amount [Section 4.13(c)]
                                                0.00
    Allocated to fund the Class B Investor Default Amount
[Section 4.13(d)]                         127,068.74
    Allocated to reimburse Class B Invested Amount reductions
[Section 4.13(e)]                   0.00
    Allocated to Collateral Monthly Interest [Section 4.13(f)]
                                          219,871.37
    Allocated to unpaid Allocated Servicing Fee from previous
periods [Section 4.13(g)]              0.00
    Allocated to fund the Collateral Default Amount [Section
4.13(h)]                                  254,137.48
    Allocated to reimburse Collateral Invested Amount reductions
[Section 4.13(i)]                     0.00
    Allocated to the Cash Collateral Account [Section 4.13(j)]
                              0.00
    Allocated pursuant to the Collateral Agreement [Section
4.13(k)]                            2,361,875.06
Subordinated Principal Collections [Section 4.15]
                                          5,451,835.91
   Allocated to Class A Required Amount [Section 4.15(a)]
                                    0.00
   Allocated to pay current or overdue Class B Monthly Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.15(b)]
                                    0.00
    Allocated to fund the Class B Investor Default Amount
[Section 4.15(c)]                   0.00
*** Amortization Allocations ***
Accumulation Period Determination
    Required Aggregate Accumulation Amount
                                          20,000,000.00
    Accumulation Period Amount
                                                0.00
    Accumulation Period Length
                                                2.00
         Accumulation Period?
                                    NO
Amortization Events
   Three Month Average Series Adjusted Portfolio Yield Test
                                    Not Triggered
   Other Amortization Events
                                    Not Triggered
Transaction Period
                                          Cont. Amort.
Principal Allocation Percentage
                                          85.1069093%

Available Investor Principal Collections
     Investor Principal Collections
                                                28,517,094.86
     Subordinated Principal Collections
                                                0.00
     Series Allocable Miscellaneous Payments
                                    0.00
     Series 1994-2 Excess Principal Collections
                                    0.00
     [Subordinated Series Reallocated Principal Collections]
                              0.00
  Available Investor Principal Collections
                                                28,517,094.86
Collateral Principal Collections
                                                3,888,694.75
Class A Controlled Amortization Amount
                                          17,083,333.33
Class A Controlled Distribution Amount
                                          17,083,333.34
Class A Monthly Principal (Due) [Section 4.09(a)]
                                          17,083,333.34
Class A Monthly Principal (Paid)
                                                17,083,333.34
Class A Deficit Controlled Amortization Amount
                                          0.00
Total Available to Pay Class B Monthly Principal
                                          32,992,910.81
Class B Controlled Amortization Amount
                                          0.00
Class B Controlled Distribution Amount
                                    0.00
Class B Monthly Principal (Due) [Section 4.09(b)]
                                    0.00
Class B Monthly Principal (Paid)
                                          0.00
Class B Deficit Controlled Amortization Amount
                              0.00
Available Investor Prin. Collecions (after paying A &B)
                                          11,433,761.52
Collateral Monthly Principal (Due) [Section 4.09(c)]
                              2,329,545.46
Collateral Monthly Principal (Paid)
                                          2,329,545.46
Series 1994-2 Principal Shortfall
                                                0.00
Trust Excess Principal Collections
                                                12,992,910.81
*** Funding Accounts ***
Principal Funding Account deposit
                                                0.00
Withdraw of Funded Deficit Controlled Amortization Amount
                                         0.00
Withdraw of Excess (Paid to Seller)
                                                (0.00)
Principal Funding Account Balance
                                          20,000,000.00
Funded Deficit Controlled Amortization Amount
                              0.00
[ Class B Principal Funding Account deposits
                                                0.00
 Principal Distributed to Class B Certificateholders
                                           0.00
 Class B Principal Funding Account Balance
                                    N/A
 Class A Interest Payment/Deposit
   from Collection Account
                                                1,887,708.33
   from Principal Funding Account
                                                0.00
   Paid to Class A Certificateholders
                                                1,887,708.33
   Interest Funding Account Balance
                                                0.00
 Class B Interest Payment/Deposit
   from Collection Account
                                          150,000.00
   from Principal Funding Account
                                                0.00
   Paid to Class B Certificateholders
                                          150,000.00
   Interest Funding Account Balance]
                                                0.00
Class A Investor Charge-Offs
                                                0.00
Reimbursement of Class A Investor Charge-Offs
                                    0.00
Cumulative Unreimbursed Class A Investor Charge-Offs
                              0.00
Reduction of Class B Invested Amount (Other than Class B ICO)
                        0.00
Class B Investor Charge-Offs
                                                0.00
Reimbursement of Class B Investor Charge-Offs
                              0.00
Cumulative Unreimbursed Class B Investor Charge-Offs and
Reductions                                      0.00
Reduction of the Collateral Invested Amount (Other than
Collateral CO)                                   0.00
Collateral Charge-Offs
                                                0.00
Reimbursement of Collateral Invested Amount reductions
                                             0.00
Cumulative Unreimbursed Collateral Invested Amount Reductions
                                        0.00
Previous month's ending Collateral Invested Amount
                        42,670,454.55
Current Month's ending Collateral Invested Amount
                        40,340,909.09
Unpaid current Allocated Servicing Fee
                                                0.00
Reimbursement of unpaid Allocated Servicing Fee
                                    0.00
Cumulative unreimbursed unpaid Allocated Serving Fee
                        0.00
Total Distributions to Class A, B, CIA  (principal and interest
and defaults)                       23,788,270.84
*** Receivables Outstanding & Invested Amounts ***
Principal Receivables outstanding [Last Month]
                                    1,333,892,875.77
Average Principal outstanding based upon additional accounts
                              1,333,892,875.77
Principal Receivables outstanding [End of Month]
                                    1,247,375,967.81
Finance Charge and Administrative Receivables outstanding
                                    120,427,027.10
Class A Invested Amount
                                          273,333,333.33
Class B Invested Amount
                                                22,500,000.00
Collateral Invested Amount
                                                40,340,909.09
Invested Amount
                                          336,174,242.42
Series Adjusted Invested Amount
                                          375,000,000.00
    Revolving or Accumulation Period
                                    375,000,000.00
    Controlled Amortization  Period
                                          375,000,000.00
        Seller Specified Numerator
                                                0.00
        125% Amount
                                                0.00
    Early Amortization  Period
                                    N/A
Series Required Seller Amount
                                                37,500,000.00
Required Collateral Amount
                                                40,340,909.09
Available Collateral Amount
                                                40,340,909.09
Class A Certificate Balance
                                          273,333,333.33
Class B Certificate Balance
                                                22,500,000.00
*** Cash Collateral Account ***
Cash Collateral Account [Section 4.14]
   Begin Balance
                                                0.00
   Deposit of Excess Collections
                                                0.00
   Withdrawal Amounts [Section 4.14 (b)]
      For Class A Required Amount
                                                0.00
      To reimburse Class A Investor Charge-Offs
                                                      0.00
      To pay current or overdue Class B Monthly Interest, Class B Additional Interest or the Cumulative
          Excess Interest Amount
                                                0.00
      To fund the Class B Investor Default Amount
                                                     0.00
      To reimburse Class B Invested Amount reductions
                              0.00
             Total
                                                0.00
   Deposit of Collateral Monthly Principal
                                          2,329,545.46
   Net Available
                                                2,329,545.46
   Required Cash Collateral Amount
                                                0.00
   Collateral Surplus
                                                2,329,545.46
   Cash Collateral Account Surplus
                                          2,329,545.46
   End Balance
                                                0.00
Collateral Surplus (Prime)
                                                0.00
Cash Collateral Account Surplus (Prime)
                                                       0.00
*****************************************************************
***************************
Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series
1994-2                                   20-Mar-98
*****************************************************************
***************************
CLASS  A  CERTIFICATEHOLDER'S  STATEMENT
A. Information Regarding Distributions
   1. Total distribution per $1,000 interest
                                          61.694444
   2. Principal distribution per $1,000 interest
                                          55.555556
   3. Interest distribution per $1,000 interest
                                                6.138889
B. Performance of Trust
   1. Collections of Receivables
      (a) Total Collections
                                          133,923,713.98
      (b) Collections of Finance Charge & Administrative
Receivables                                           26,187,935.01
      (c) Collections of Principal
                                          107,735,778.97
   2. Allocation of Receivables
      (a) Class A Invested Percentage
                                          82.0000000%
      (b) Principal Allocation Percentage
                                          85.1069093%
   3. Class A Principal
      (a) Total Amount Paid / Deposited to
          Principal Funding Account
                                                0.00
      (b) Total amount on deposit in Principal
          Funding Account
                                                20,000,000.00
   4. Delinquent Balances            (Gross/Gross)
      (a) 30 - 59 days (Del Stat 1) -- ($)
                                                56,662,427.50
                                    (%)
                                                4.14%
      (b) 60 - 89 days (Del Stat 2) -- ($)
                                                28,065,697.82
                                     (%)
                                                2.05%
      (c) 90+ days (Del Stat 3+) -- ($)
                                                97,072,040.40
                                               (%)
                                                7.10%
   5. Class A Investor Default Amount
                                          1,736,606.12
   6. Class A Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the
Distribution
          Date(s) with respect to the Payment Date
                                                0.000000
      (b) The amount of Item 6(a) per $1,000 interest
                                                0.000000
      (c) Total reimbursed to Trust in respect of Class A
          Investor Charge-Offs
                                                0.000000
      (d) The amount of Item 6(c) per $1,000 interest
                                                0.000000
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount as of the end of such Payment Date
                                             0.000000
   7. Allocable Servicing Fee paid for the Distribution
      Date(s) with respect to the Payment Date
                                          625,000.00
   8. Deficit Controlled Amortization Amount for such Payment
Date                                        0.00
C. Class A Pool Factor
                                          0.88888889
D. Receivables Balances
   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period
                                          1,247,375,967.81
   2. Finance Charge and Administrative Receivables as of the
close
      of business on the last day of the preceding Due Period
                                    120,427,027.10
E. Class B Certificates
   1. Class B Invested Amount as of the end of the Payment Date
                                          22,500,000.00
   2. Available Collateral Invested Amount as of the end of the
Payment Date                              40,340,909.09

*****************************************************************
***************************
Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series
1994-2
*****************************************************************
***************************
CLASS  B  CERTIFICATEHOLDER'S  STATEMENT
A. Information Regarding Distributions
   1. Total distribution per $1,000 interest
                                                6.666667
   2. Principal distribution per $1,000 interest
                                                0.000000
   3. Interest distribution per $1,000 interest
                                                6.666667
B. Performance of Trust
   1. Collections of Receivables
      (a) Total Collections
                                          133,923,713.98
      (b) Collections of FC&A
                                                26,187,935.01
      (c) Collections of Principal
                                          107,735,778.97
   2. Allocation of Receivables
      (a) Class B Invested Percentage
                                          6.0000000%
      (b) Principal Allocation Percentage
                                          85.1069093%
   3. Class B Principal
      (a) Total Amount Paid / Deposited to the Principal Funding
Account                                   NA
      (b) Total amount on deposit in Principal  Funding Account
                                              NA
   4. Delinquent Balances                        (Gross/Gross)
      (a) 30 - 59 days (Del Stat 1) -- ($)
                                                56,662,427.50
                                    (%)
                                                4.14%
      (b) 60 - 89 days (Del Stat 2) -- ($)
                                                28,065,697.82
                                     (%)
                                                2.05%
      (c) 90+ days (Del Stat 3+) -- ($)
                                                97,072,040.40
                                               (%)
                                                7.10%
   5. Class B Investor Default Amount
                                          127,068.74
   6. Class B Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if
any, for the Distribution Date(s) with respect to                 the
Payment Date
                                    0.000000
      (b) The amount of Item 6(a) per $1,000 interest
                                                0.000000
      (c) Total reimbursed to Trust in respect of Class B
          Investor Charge-Offs and other reductions
                                                0.000000
      (d) The amount of Item 6(c) per $1,000 interest
                                                0.000000
      (e) The amount, if any, by which the outstanding principal
balance of of the Class B Certificates exceeds              the Class B
Invested Amount as of the end of such Payment Date
                0.000000
   7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at close of business
on the Payment Date                    0.000000
      (b) Available Cash Collateral Amount as a percent of the
Class B Invested Amount, each at close of             business on the
Payment Date
                            0.00%
   8. Available Collateral Invested Amount
                                          40,340,909.09
   9. Deficit Controlled Amortization Amount for such Payment
Date                                        0.00
C. Class B Pool Factor
                                          1.00000000
D. Receivables Balances
   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period
                                          1,247,375,967.81
   2. Finance Charge and Administrative Receivables as of the
close
      of business on the last day of the preceding Due Period
                                    120,427,027.10